UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 9, 2015

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this Current Report on Form 8-K, the terms “we”, “us” and “our” refer to Hospitality Properties Trust and certain of its subsidiaries, and “TA” refers to TravelCenters of America LLC and certain of is subsidiaries, unless otherwise noted.

Item 1.01.  Entry into a Material Definitive Agreement.

As previously reported in our Current Report on Form 8-K dated June 1, 2015, or the June 1 Form 8-K, which Current Report is incorporated herein by reference, we entered a Transaction Agreement with TA on June 1, 2015 to acquire and leaseback 30 travel centers for an aggregate purchase price of approximately $397 million.  As further described in the June 1 Form 8-K, in connection with this transaction, we agreed to expand and subdivide our then existing TA Lease No. 1 under which we then leased 144 travel centers to TA into four amended and restated leases, or the New TA Leases.  On June 9, 2015, we entered into these four New TA Leases, or the New TA Lease No. 1, the New TA Lease No. 2, the New TA Lease No. 3 and the New TA Lease No. 4, for 39, 36, 38 and 36 travel centers, respectively, with terms expiring on December 31, 2029, 2028, 2026 and 2030, respectively. Under each New TA Lease, TA has the right to extend the term for two consecutive renewal terms of 15 years each. Also, on June 9, 2015, and pursuant to the Transaction Agreement, we and TA entered into an amendment to our other then pre-existing lease with TA for 40 travel centers, which, among other things eliminated percentage rent payable to us on fuel revenues, we and TA entered into the property exchange agreement and TA executed and delivered to us the four guaranties, as contemplated by the Transaction Agreement.  Pursuant to the property exchange agreement, (i) we purchased for $183.4 million from, and leased back to, TA 10 travel centers and certain improvements TA owned at 11 sites we lease to it as well as land and ancillary property and (ii) we sold for $45 million to TA five travel centers that we previously leased to TA and which TA subleased to its franchisees.

As of June 9, 2015, after giving effect to the transactions noted above that occurred on that date, there are 149 travel centers included under the New TA Leases.  Minimum annual rent under the New TA Lease No. 1, the New TA Lease No. 2, the New TA Lease No. 3 and the New TA Lease No. 4 will equal approximately $47 million, $41 million, $49 million and $40 million, respectively, subject to future adjustment if we and TA complete the remaining transactions contemplated by the Transaction Agreement that were not completed on June 9, 2015, and if we purchase capital improvements made to the leased travel centers from TA.  Percentage rent and the extension of TA’s deferred rent under the New TA Leases are consistent with the descriptions of those items that were included in the June 1 Form 8-K.

The foregoing descriptions of the New TA Leases, the other agreements entered into in connection with the Transaction Agreement and the Transaction Agreement are not complete and are qualified in their entirety by reference to the full text of the New TA Leases and such other agreements, copies of which are filed as Exhibits 10.1 through 10.10 to this Current Report on Form 8-K and Exhibit 10.1 to the June 1 Form 8-K and are incorporated by reference herein.

Information Regarding Certain Relationships and Related Person Transactions

TA was formerly a 100% owned subsidiary of us until TA’s shares were distributed to our shareholders as a special dividend in 2007.  We are TA’s largest shareholder owning as of June 1, 2015, approximately 8.9% of TA’s outstanding shares, and Mr. Barry Portnoy is one of our Managing Trustees, and is a managing director of TA.  Mr. Thomas O’Brien, the other managing director and the President and Chief Executive Officer of TA, is a former executive officer of ours.  One of TA’s current independent directors, Mr. Arthur Koumantzelis, was one of our Independent Trustees prior to the spin off of TA.  We have significant continuing relationships with TA, including the lease arrangements referred to in this Current Report on Form 8-K and the June 1 Form 8-K.  Mr. Barry Portnoy, and his son, Mr. Adam Portnoy, who is our other Managing Trustee, together own a controlling interest in, and are officers and employees of, Reit Management & Research LLC, or RMR LLC, our manager, and are directors and officers of Reit Management & Research Inc., or RMR Inc., through which they control RMR LLC.  Each of our executive officers is also an officer of RMR LLC, including Mr. Ethan Bornstein, who is the son-in-law of Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy.  Certain executive officers of TA are officers of RMR LLC.  Our Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR LLC provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies.  In addition, officers of RMR LLC serve as our officers and as certain officers of those companies.  RMR LLC provides both business and property management services to us under a business management agreement and a property management agreement and provides services to other companies, including TA.  We own an indirect 16.2% economic interest in RMR LLC through our ownership of shares of RMR Inc.

For further information about these and other such relationships and related person transactions, please see our Annual Report on Form 10-K for the year ended December 31, 2014, or our Annual Report, our definitive Proxy Statement for our 2015 Annual Meeting of Shareholders, or our Proxy Statement, our Quarterly Report on Form 10-Q for the quarter ended March 31, 2015, or our Quarterly Report, our June 1 Form 8-K, our Current Report on Form 8-K dated June 5, 2015, or our June 5 Form 8-K, and our other filings with the Securities and Exchange Commission, or the SEC, including Note 9 to the Consolidated Financial Statements included in our Annual Report, the sections captioned “Business”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Annual Report, the section captioned “Related Person Transactions” and the information regarding our Trustees and executive officers in our Proxy Statement, Note 10 to the Condensed Consolidated Financial Statements included in our

Quarterly Report and the sections captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of our Quarterly Report.  In addition, please see the section captioned “Risk Factors” of our Annual Report for a description of risks that may arise from these transactions and relationships.  Our filings with the SEC, including our Annual Report, our Proxy Statement, our Quarterly Report, our June 1 Form 8-K and our June 5 Form 8-K, are available at the SEC’s website at www.sec.gov.  Copies of certain of our agreements with these related parties are publicly available as exhibits to our public filings with the SEC and accessible at the SEC’s website.

Item 9.01.  Financial Statements and Exhibits.

(d)  Exhibits.

10.1                        Amended and Restated Lease No. 1, dated June 9, 2015, among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC.

10.2                        Amended and Restated Lease No. 2, dated June 9, 2015, among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC.

10.3                        Amended and Restated Lease No. 3, dated June 9, 2015, among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC.

10.4                        Amended and Restated Lease No. 4, dated June 9, 2015, among HPT TA Properties Trust, HPT TA Properties LLC and TA Operating LLC.

10.5                        Guaranty Agreement, dated June 9, 2015, among TravelCenters of America LLC and TravelCenters of America Holding Company LLC for the benefit of HPT TA Properties Trust and HPT TA Properties LLC (relating to Amended and Restated Lease No. 1).

10.6                        Guaranty Agreement, dated June 9, 2015, among TravelCenters of America LLC and TravelCenters of America Holding Company LLC for the benefit of HPT TA Properties Trust and HPT TA Properties LLC (relating to Amended and Restated Lease No. 2).

10.7                        Guaranty Agreement, dated June 9, 2015, among TravelCenters of America LLC and TravelCenters of America Holding Company LLC for the benefit of HPT TA Properties Trust and HPT TA Properties LLC (relating to Amended and Restated Lease No. 3).

10.8                        Guaranty Agreement, dated June 9, 2015, among TravelCenters of America LLC and TravelCenters of America Holding Company LLC for the benefit of HPT TA Properties Trust and HPT TA Properties LLC (relating to Amended and Restated Lease No. 4).

10.9                        Amendment to Lease Agreement, dated June 9, 2015, among HPT PSC Properties Trust, HPT PSC Properties LLC and TA Operating LLC.

10.10                 Property Exchange Agreement, dated June 9, 2015, among Hospitality Properties Trust, HPT TA Properties Trust, HPT TA Properties LLC, TravelCenters of America LLC and TA Operating LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Date: June 12, 2015